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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 15, 2003
                                                -----------------------


               J.P. Morgan Chase Commercial Mortgage Securities Corp.
              ------------------------------------------------------
               (Exact name of registrant as specified in its charter)





        New York                      333-105805               13-3789046
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

                       270 Park Avenue
                       New York, New York                               10167
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                       (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


--------------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)


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Item 5.   Other Events.
          ------------

                  Attached as exhibits are (i) Structural Term Sheets and Collateral Term Sheets and (ii) Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc., and Credit Suisse First Boston LLC (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Class A-1, Class A-2, Class B, Class C, Class D and Class E of the Commercial Mortgage Pass-Through Certificates, Series 2003-LN1 (the "Offered Certificates").

                  The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

                  The Structural Term Sheets and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets and Collateral Term Sheets.







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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------                -----------

(99.1) Structural and Collateral Term Sheets prepared by J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc., and Credit Suisse First Boston LLC in connection with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-LN1, Class A-1, Class A-2, Class B, Class C, Class D and Class E.




(99.2) Collateral Term Sheets prepared by J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc., and Credit Suisse First Boston LLC in connection with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-LN1, Class A-1, Class A-2, Class B, Class C, Class D and Class E.



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SIGNATURE
---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 15,  2003


                                          J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.



                                          By:  /s/ Dennis Schuh
                                             ----------------------------------
                                               Name:    Dennis Schuh
                                               Title:   Vice President


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                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 --------------

(99.1)              Structural and Collateral Term Sheets               E
                    prepared by J.P. Morgan Securities Inc.,
                    ABN AMRO Incorporated, Nomura Securities
                    International, Inc., and Credit Suisse
                    First Boston LLC in connection with J.P.
                    Morgan Chase Commercial Mortgage
                    Securities Corp., Commercial Mortgage
                    Pass-Through Certificates, Series
                    2003-LN1, Class A-1, Class A-2, Class B,
                    Class C, Class D and Class E.

(99.2)              Collateral Term Sheets prepared by J.P.             E
                    Morgan Securities Inc., ABN AMRO
                    Incorporated, Nomura Securities
                    International, Inc., and Credit Suisse
                    First Boston LLC in connection with J.P.
                    Morgan Chase Commercial Mortgage
                    Securities Corp., Commercial Mortgage
                    Pass-Through Certificates, Series
                    2003-LN1, Class A-1, Class A-2, Class B,
                    Class C, Class D and Class E.